SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT—April 12, 2004

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH	45043
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (513) 425-5000

Item 5. Other Events.

On April 12, 2004, AK Steel issued a press release regarding the completion of the sale of its 600-acre industrial park on the Houston Ship Channel, to Greensport Management LLC. A copy of the press release has been filed as Exhibit No. 99.1 to this Current Report.

Item 7. Exhibits.

(c) Exhibit:

99.1 Press release issued April 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ DAVID C. HORN

David C. Horn Secretary

Dated: April 12, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued April 12, 2004